BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Core Retirement Portfolio

Supplement dated May 28, 2015 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated January 28, 2015

On May 19, 2015, the Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) approved a proposal to close BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Core Retirement Portfolio (each individually, a “Fund” and collectively, the “Funds”) to new and subsequent investments and thereafter to liquidate the Funds. Accordingly, effective 4:00 P.M. (Eastern time) on June 29, 2015, except for certain retirement plan investments, each Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about August 26, 2015 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Corporation. Effective as of May 28, 2015 and at any time prior to the Liquidation Date, shareholders may redeem their shares and may use the redemption proceeds to purchase an appropriate class of shares of another fund advised by BlackRock Advisors, LLC or its affiliates (each a “BlackRock Fund”) without being subject to a sales charge. Within 60 days after the Liquidation Date, shareholders may use proceeds from the liquidation to purchase an appropriate class of shares of another BlackRock Fund without being subject to a sales charge. The Funds may not achieve their investment objectives as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation.

ALLPRSAI-LCR-0515SUP